Exhibit 10.3

AMENDMENT TO LOAN AGREEMENT

Amendment Executed on: May 22, 2025

This AMENDMENT TO LOAN AGREEMENT (this “Amendment”) to the Loan Agreement dated December 22, 2024 (the “Agreement”) is entered into on May 22, 2025 (the “Effective Date”), by and between MitoCareX Bio Ltd, (the “MitoCareX” or the “Company” as defined in the Agreement), L.I.A Pure Capital Ltd. (“Pure Capital”, or the “Guarantor” as defined in the Agreement), and N2OFF, Inc. (“N2OFF” or the “Lender” as defined in the Agreement), (Each of them shall be referred to herein from time to time as a “Party” or collectively as the “Parties”).

Capitalized terms used but not otherwise defined herein have the meanings set forth in the Agreement.

R E C I T A L S

WHEREAS, the Parties has entered into the Agreement;

WHEREAS, the Parties wish to amend the Agreement as set forth herein effective as of the Effective Date.

NOW, THEREFORE, the Parties agree as follows:

Section 2.1 Term of Loan shall be deleted in its entirety and replaced with the following:

“The Lender hereby commits to provide the Company a Loan in the aggregate amount of USD 250,000 (Two Hundred and Fifty Thousands United States Dollars) as set forth in Schedule A (the “Principal Amount”), for a period of one (1) year following the date the Principal Amount is provided to the Company (the “Maturity Date”). The Principal Amount shall be provided to the Company immediately following the date of this Agreement.”.

1. General

1.1.	This Amendment shall be deemed to all intents and purposes as an integral part of the Agreement and/or any amendment thereof.. In the event of any inconsistency between the provisions of this Amendment and the provisions of the Agreement and/or any amendment thereof, this Amendment shall prevail. Except as provided explicitly hereto, all other provisions of the Agreement shall continue to be in full force and effect,
1.2.	This Amendment supersedes all prior agreements, written or oral, between the Parties relating to the subject matter of this Amendment. Each Party acknowledges that it has read and fully understood all the provisions of this Amendment and that the signing of this Amendment is made at the Parties own free will.

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IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first written above, and as of the Effective Date.

MITOCAREX BIO LTD.

By:	/s/ Alon Silberman
Name:	Alon Silberman
Title:	Director

L.I.A PURE CAPITAL LTD.

By:	/s/ Kfir Silberman
Name:	Kfir Silberman
Title:	CEO

N2OFF, INC.

By:	/s/ David Palach
Name:	David Palach
Title:	CEO

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